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[GRAPHIC]

[PIONEER INVESTMENTS LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER FUND VCT PORTFOLIO -- CLASS II SHARES

PIONEER EQUITY INCOME VCT PORTFOLIO -- CLASS II SHARES

PIONEER EUROPE VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2001

TABLE OF CONTENTS

Pioneer Fund VCT Portfolio

   Portfolio and Performance Update                                  1

   Portfolio Management Discussion                                   2

   Schedule of Investments                                           8

   Financial Statements                                             17

   Notes to Financial Statements                                    23

Pioneer Equity Income VCT Portfolio

   Portfolio and Performance Update                                  3

   Portfolio Management Discussion                                   4

   Schedule of Investments                                          12

   Financial Statements                                             17

   Notes to Financial Statements                                    23

Pioneer Europe VCT Portfolio

   Portfolio and Performance Update                                  5

   Portfolio Management Discussion                                   6

   Schedule of Investments                                          15

   Financial Statements                                             18

   Notes to Financial Statements                                    23

Report of Independent Public Accountants                            29

Trustees, Officers and Service Providers                            30

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

[CHART OF PORTFOLIO DIVERSIFICATION]
(As a percentage of total investment portfolio)

U.S. Common Stocks                                     93.7%
Depositary Receipts for International Stocks            5.5%
International Common Stocks                             0.8%

[CHART OF SECTOR DISTRIBUTION]
(As a percentage of equity holdings)

Technology                            19%
Financials                            14%
Consumer Cyclicals                    13%
Health Care                           11%
Consumer Staples                      11%
Energy                                 8%
Communication Services                 8%
Capital Goods                          7%
Basic Materials                        4%
Transportation                         3%
Utilities                              2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. ChevronTexaco Corp.                                          2.87%
   2. IBM Corp.                                                    2.77
   3. Schering-Plough Corp.                                        2.57
   4. SBC Communications, Inc.                                     2.44
   5. Verizon Communications, Inc.                                 2.22

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS -- CLASS II SHARES

                                                         12/31/01        12/31/00
Net Asset Value per Share                                 $19.05          $22.65
DISTRIBUTIONS PER SHARE                 INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                   DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                        $0.129         $0.293          $0.722

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                               PIONEER FUND
                               VCT PORTFOLIO*    S&P 500 INDEX
           5/00                    $10,000          $10,000
                                   $10,004          $ 9,675
           6/00                    $10,113          $ 9,935
                                   $ 9,992          $ 9,773
                                   $10,407          $10,366
                                   $10,039          $ 9,839
                                   $10,291          $ 9,791
                                   $ 9,680          $ 9,007
          12/00                    $ 9,839          $ 9,071
                                   $10,091          $ 9,385
                                   $ 9,435          $ 8,519
                                   $ 8,944          $ 7,997
                                   $ 9,549          $ 8,611
                                   $ 9,623          $ 8,655
           6/01                    $ 9,301          $ 8,466
                                   $ 9,214          $ 8,374
                                   $ 8,747          $ 7,838
                                   $ 8,006          $ 7,225
                                   $ 8,089          $ 7,356
                                   $ 8,671          $ 7,909
          12/01                    $ 8,748          $ 7,997

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE

Life-of-Class              -7.70%
(5/1/00)
1 Year                    -11.09%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

  Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following, John Carey discusses the factors that affected Pioneer Fund VCT Portfolio's performance over the year ended December 31, 2001.

Q: HOW DID THE PORTFOLIO PERFORM DURING THE RATHER TUMULTUOUS YEAR?

A: The United States stock market continued to experience difficulty during the year 2001. The bear market that began in 2000 broadened and deepened in 2001, until, by September, it had encompassed stocks in most major industries and economic sectors. The terrible events of September 11 drove stock prices to new lows. Then, as they say, an interesting thing happened: prices quickly recovered from those low levels and by year-end were exploring yet higher levels. We are hopeful that the market established a base in late 2001, but only time will tell. In the meantime, Pioneer Fund VCT Portfolio results in 2001 reflected the general weakness of share prices throughout most of the year.

   For the 12 months ended December 31, 2001, Class II shares of Pioneer Fund VCT Portfolio declined, at net asset value, by 11.09%. By comparison, the Standard and Poor's 500 fell 11.84% over the same time period. We would attribute our somewhat better performance relative to the market to our stock selection and the lack of exposure to some of the market's bigger losers. The Portfolio did not, for instance, own any shares of Enron and had only a very modest exposure to the travel and leisure industries that were so severely affected by the September attacks on our country.

Q: WHERE ARE YOU FINDING OPPORTUNITIES IN TODAY'S MARKET?

A: Going into the second half of 2001, we believed that we already owned most of the attractive opportunities in our universe of large-cap, blue-chip U.S. stocks. We had been quite active in the latter part of 2000 and the early part of 2001, particularly with respect to investing in opportunities we began to see in the technology sector. In the final two quarters of 2001 we added to the basic-materials sector, initiating positions in three well-established chemical companies, DOW CHEMICAL, AIR PRODUCTS & CHEMICALS and PPG. Chemicals are an industry that tends to benefit from lower energy prices; chemical making is generally quite an energy-intensive process. A stronger economy should also contribute to higher demand for chemical products.

   Another new name in the Portfolio is CHEVRONTEXACO. The new company combines two of our large, previous holdings and creates a major, worldwide oil-and-gas company that stands to be a strong competitor to the other leading companies in the energy industry.

   During the second half of the year we sold companies we thought had slipped into a weaker competitive or financial position during the economic downturn in order to strengthen the investment characteristics of the portfolio. We sold ten positions outright; two additional holdings, Harcourt General and Ralston Purina, were purchased in cash acquisitions by other companies; and we liquidated a small position in Zimmer Holdings we had received as a spin-off from another portfolio company.

Q: DO YOU HAVE ANY OTHER THOUGHTS ON THE OUTLOOK FOR 2002?

A: Our country endured some awful trauma in September 2001. In any forecast, it is important both to acknowledge that and to admit that we do not know the full ramifications. With that important caveat, we like what we see as we survey the business landscape in the United States today. We do think the stage is set for recovery. Next year at this time we hope to have better news. In the meantime, we intend to keep working hard to help you, our shareowners, meet your long-term financial goals. Thank you for your support.

PIONEER EQUITY INCOME VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

[CHART OF PORTFOLIO DIVERSIFICATION]
(As a percentage of total investment portfolio)

U.S. Common Stocks                          98%
U.S. Convertible Securities                  2%

[CHART OF SECTOR DISTRIBUTION]
(As a percentage of equity holdings)

Financials                         19.7%
Utilities                          16.6%
Energy                             11.8%
Health Care                        11.0%
Communication Services             10.4%
Capital Goods                       8.6%
Consumer Staples                    8.6%
Consumer Cyclicals                  5.0%
Basic Materials                     3.4%
Technology                          2.8%
Transportation                      2.1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. ChevronTexaco Corp.                                          4.72%
   2. SBC Communications, Inc.                                     3.49
   3. Exxon Mobil Corp.                                            3.43
   4. Verizon Communications, Inc.                                 2.94
   5. Schering-Plough Corp.                                        2.88

   Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS -- CLASS II SHARES

                                                         12/31/01        12/31/00
Net Asset Value per Share                                 $18.49          $21.37

DISTRIBUTIONS PER SHARE                 INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                   DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                        $0.315         $   -           $1.064

PERFORMANCE OF A $10,000 INVESTMENT -- CLASS II SHARES

The following chart shows the value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                            PIONEER EQUITY INCOME VCT
                                   PORTFOLIO*            S&P 500 INDEX
        9/14/99                     $ 9,500               $10,000
                                    $ 9,161               $ 9,599
       12/31/99                     $ 9,344               $11,026
                                    $ 8,959               $11,277
                                    $ 9,306               $10,976
                                    $ 9,991               $10,871
       12/31/00                     $10,697               $10,022
                                    $ 9,943               $ 8,836
                                    $10,262               $ 9,353
                                    $ 9,523               $ 7,983
       12/31/01                     $ 9,933               $ 8,835

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-Of-Class              1.95%
(9/14/99)
1 Year                    -7.15%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

  Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following discussion, John Carey, the portfolio manager of Pioneer Equity Income VCT Portfolio, discusses the factors that affected the Portfolio's performance over the past year.

Q: PLEASE DISCUSS THE RESULTS OF THE PORTFOLIO OVER THE YEAR.

A: It was a difficult year in the stock market. Class II shares of Pioneer
   Equity Income VCT Portfolio declined by 7.15%, at net asset value, over the twelve months ended December 31. The Standard & Poor's 500 declined 11.84% for the same period.

   Thus, the Portfolio achieved better results than the broad market as measured by the S&P. Nevertheless, it was a bear-market year, one in which share prices weakened with the economy. Making matters worse, of course, were the terrible events of September 11, namely the attacks on the United States that led in their immediate aftermath to sharp drops in consumer, business and investor confidence.

Q: WHAT SPECIFIC FACTORS HELPED OR HURT PERFORMANCE DURING THE PAST YEAR?

A: We were gratified that the Portfolio held up relatively well during a year that was so rough for the market. Surely our focus on conservatively valued, dividend-paying stocks stood us in good stead at a time when the market was jittery about over-priced stocks. It was a very different market from that of a couple of years ago, when it seemed that only the faintest sign or the merest whiff of sales or earnings growth was enough to send the market into paroxysms of enthusiasm and table-pounding, strong buy recommendations.

   The broad market rally was obviously beneficial to the Portfolio's performance. However, aside from that, our stock picks in the industrial sector added to performance. Both PACCAR and GORMAN-RUPP performed well. Our underweight consumer staples also helped, as the sector underperformed the market.

   The main contributor to performance during the year as a whole was our underweighting technology stocks, as the sector typically does not offer us many dividend-paying stocks. As telecommunication services companies sold off after their strong third quarter rally, our overweighting in this dividend-paying sector also hurt. Although our underweighting in the health care sector in general served us well, several of our stock picks witnessed declines. MERCK, BRISTOL-MEYERS and SCHERING-PLOUGH were disappointments.

Q: WHAT RECENT CHANGES HAVE YOU MADE IN PORTFOLIO HOLDINGS?

A: Recently we have been moving the Portfolio into position to take part fully in the economic rebound we believe will occur in the next year. Accordingly, we have increased weightings in basic materials, capital goods and energy since last year. Additions in recent months include, in basic materials, AIR PRODUCTS & CHEMICALS, DOW CHEMICAL, and PPG INDUSTRIES (also a chemical company); in capital goods, BOEING; and, in energy, PHILLIPS PETROLEUM. We have also modestly increased our weighting in financial services with our recent additions of MERRILL LYNCH and WASHINGTON MUTUAL.

Q: WHAT ELSE WOULD YOU LIKE TO SAY ABOUT THE OUTLOOK FOR 2002?

A: From an investment point of view, we are proceeding with extra caution. But the operative word as always for us is proceeding. That is, we are going about our daily work of studying companies and evaluating their stocks. We are thinking about the stock market and ways to build a winning strategy for our stock investments. We believe that fiscal and monetary policies for an economic recovery are in place. We also feel that dividend-paying stock investing will play a larger role in investors' portfolios and think that the market will provide us with ample opportunities in this arena.

PIONEER EUROPE VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

[CHART OF GEOGRAPHICAL DISTRIBUTION]
(As a percentage of equity holdings)

United Kingdom                  26.0%
Germany                         18.1%
France                          17.9%
Switzerland                      8.8%
Netherlands                      8.7%
Italy                            6.6%
Spain                            5.6%
Finland                          4.4%
Ireland                          2.8%
Denmark                          1.1%

[CHART OF SECTOR DISTRIBUTION]
(As a percentage of equity holdings)

Financials                         27.9%
Communication Services             12.0%
Technology                          9.6%
Energy                              9.6%
Consumer Staples                    9.4%
Basic Material                      9.0%
Health Care                         8.6%
Consumer Cyclicals                  8.2%
Utilities                           3.4%
Capital Goods                       2.3%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Vodafone Group Plc                                           5.62%
   2. Nokia OYJ                                                    4.45
   3. BNP Paribas SA                                               4.02
   4. Nestle SA (Registered Shares)                                3.73
   5. BP Amoco Plc                                                 3.25

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS -- CLASS II SHARES

                                                         12/31/01         1/2/01
Net Asset Value per Share                                  $8.29          $11.07
DISTRIBUTIONS PER SHARE                 INCOME         SHORT-TERM      LONG-TERM
(1/2/01 - 12/31/01)                     DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                        $0.145         $     --        $   --

PERFORMANCE OF A $10,000 INVESTMENT -- CLASS II SHARES

The following chart shows the value of an investment made in PIONEER EUROPE VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                               PIONEER EUROPE VCT
                                   PORTFOLIO*        MSCI EUROPE INDEX
        1/31/01                     $10,000            $10,000
                                    $ 9,021            $ 9,122
        3/31/01                     $ 8,335            $ 8,441
                                    $ 8,866            $ 9,042
                                    $ 8,390            $ 8,600
        6/30/01                     $ 8,084            $ 8,275
                                    $ 8,028            $ 8,296
                                    $ 7,889            $ 8,080
        9/30/01                     $ 7,191            $ 7,274
                                    $ 7,331            $ 7,505
                                    $ 7,544            $ 7,806
       12/31/01                     $ 7,712            $ 8,006

Index comparison begins 1/31/01. The MSCI Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE(Europe, Australasia, Far East) Index. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Class              -23.44%
(1/2/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

Like the year that preceded it, 2001 proved to be a challenging environment for European stocks. Our decision to emphasize defensive stocks was helpful but could not stem the deleterious effects of a global recession. In the following interview, Stan Pearson, a member of the Portfolio's management team, discusses your Portfolio's performance in light of the economic slowdown and his expectations for recovery in the coming months.

Q: DID THE PORTFOLIO'S DEFENSIVE BIAS TEMPER THE MARKET'S NEGATIVE PRESSURES?

A: Yes. Our efforts to structure the Portfolio defensively by investing heavily in recession-resistant sectors proved to be the best course for much of 2001. Investments in the pharmaceutical, utility and food/beverage sectors were especially valuable to this strategy. However, we were surprised by a bounce in stock prices across cyclical sectors in November and December, which had performed poorly in the first 10 months of the year. The Portfolio's defensive bias limited its participation in this year-end rally. The Portfolio's Class II total return at net asset value was -23.44% since the class inception on January 2, 2001 through December 31. The MSCI Europe Index, the Portfolio's benchmark, posted a return of -19.90% for the same period.

Q: HAVE YOU TAKEN ANY STEPS TO REPOSITION THE PORTFOLIO MORE OPPORTUNISTICALLY?

A: While we remain somewhat cautious about valuations, we do believe the worst of the correction is behind us. During the last quarter, we reduced the Portfolio's weighting in defensive holdings and increased investments in cyclical stocks, which were testing new lows in the aftermath of September
   11. Our investment philosophy continues to be founded upon rigorous stock selection of companies that are market leaders in their respective markets and possess sound balance sheets and strong cash flow generation.

   In the pharmaceutical sector, we reduced positions in Astra Zeneca (United Kingdom) and Novartis Switzerland), which, like the rest of their counterparts, are coming under increasing pressure by governments to reduce prices. Furthermore, the outlook for these two particular drug companies is jeopardized by the fact that many of the patents for their leading products are nearing expiration, and new product development has been slow. We also reduced the Portfolio's position in food/beverage producer Groupe Danone (France). Finally, we scaled back investments in the utility sector, including Vivendi Environment (France), which provides water treatment and waste management services and E.On (Germany), which has effectively delivered on its restructuring efforts.

Q: WHICH CYCLICAL COMPANIES DID YOU FIND MOST ATTRACTIVE?

A: Armed with the sale proceeds and extra cash we'd carried over the summer to buffer falling stock prices, we increased positions in Siemens (Germany) as well as several diversified financial companies - including HSBC Holding (United Kingdom) and UBS (Switzerland). We believe these asset gathers will benefit from pension reform and the development of an equity culture across Europe. Often times, we are pursuing this investment theme indirectly, as is the case with Deutsche Boerse (Germany), which operates a stock exchange that should benefit from any increased stock market activity. We have retained our positions in Nokia (Finland) and Vodafone (United Kingdom) in the telecommunications sector.

   We established two new positions in the insurance sector with the addition of Munich Re (Germany) and Swiss Re (Switzerland) - two reinsurance companies that insure other insurance companies. Insurance stocks fell sharply in the weeks following September 11, as investors contemplated the destruction in New York and Washington. While there will be huge losses for the industry, it's become clear that large insurers have spread their risk well. Confronted with mounting demand in the face of limited supply, insurers are raising rates. Historically, higher premiums have translated into higher stock prices. This was the case in the final months of 2001.

[SIDENOTE]
International investing carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower.

Q: WILL EUROPE'S CONVERSION TO A SINGLE CURRENCY BE ADVANTAGEOUS FOR THE
   PORTFOLIO?

A: Just as the themes of consolidation, pension reform and improving shareholder value have long been at the heart of our strategy, we believe Continental Europe's long anticipated currency conversion to the euro this past January is creating many new investment opportunities for your Portfolio. Ultimately, a single currency will bring about more price transparency across sectors in different countries. As price discrepancies between countries dissipate, prices will eventually converge to the lowest price. This process will establish winners and losers, as companies experiencing profits at the expense of price discrepancies will see their earnings come under pressure. We've been following this welcome development for some time and are in the process of positioning your Portfolio to benefit accordingly.

Q: WHAT IS THE TEAM'S OUTLOOK?

A: Prospect for European equities in 2002 remains unclear. We're optimistic that a recovery will commence in the United States, but Europe is not likely to enjoy as pronounced an upturn this year. Europe never experienced the same degree of prosperity prior to this recession nor the decline in interest rates during the slowdown. It follows that the economic recovery in Europe may be more subdued than that of the United States. We also believe that the markets may be underestimating the likelihood of interest rate increases while overestimating the strength of an economic recovery. Nevertheless, we believe your Portfolio will share in the recovery as it gathers steam in both the United States and Europe.

PIONEER FUND VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 12/31/01

   SHARES                                                VALUE
           COMMON STOCKS - 100.0%
           BASIC MATERIALS - 4.4%
           ALUMINUM - 0.9%
   52,200  Alcoa, Inc.                            $  1,855,710
                                                  ------------

           CHEMICALS - 1.1%
   11,500  Air Products & Chemicals, Inc.         $    539,465
   27,354  E.I. du Pont de Nemours and Co.           1,162,819
   16,500  Dow Chemical Co.                            557,370
                                                  ------------
                                                  $  2,259,654
                                                  ------------

           CHEMICALS (DIVERSIFIED) - 0.3%
   11,500  PPG Industries, Inc.                   $    594,780
                                                  ------------

           GOLD & PRECIOUS METALS MINING - 0.3%
   36,600  Newmont Mining Corp.                   $    699,426
                                                  ------------

           METALS MINING - 1.2%
   24,000  Phelps Dodge Corp.                     $    777,600
   87,500  Rio Tinto Plc.                            1,685,444
                                                  ------------
                                                  $  2,463,044
                                                  ------------

           PAPER & FOREST PRODUCTS - 0.6%
   41,000  Mead Corp.                             $  1,266,490
                                                  ------------
           TOTAL BASIC MATERIALS                  $  9,139,104
                                                  ------------

           CAPITAL GOODS - 7.0%
           AEROSPACE/DEFENSE - 1.2%
   18,100  Boeing Co.                             $    701,918
   22,800  General Dynamics Corp.                    1,815,792
                                                  ------------
                                                  $  2,517,710
                                                  ------------

           ELECTRICAL EQUIPMENT - 0.5%
   14,000  Emerson Electric Co.                   $    799,400
    7,900  General Electric Co.                        316,632
                                                  ------------
                                                  $  1,116,032
                                                  ------------

           MACHINERY (DIVERSIFIED) - 1.8%
   25,500  Caterpillar, Inc.                      $  1,332,375
   35,000  Deere & Co.                               1,528,100
   18,900  Ingersoll-Rand Co.                          790,209
                                                  ------------
                                                  $  3,650,684
                                                  ------------

           MANUFACTURING (DIVERSIFIED) - 2.1%
   16,100  Illinois Tool Works, Inc.              $  1,090,292
   15,500  Johnson Controls, Inc.                    1,251,625
    3,000  Minnesota Mining and Manufacturing Co.      354,630
   25,000  United Technologies Corp.                 1,615,750
                                                  ------------
                                                  $  4,312,297
                                                  ------------

           MANUFACTURING (SPECIALIZED) - 0.3%
   17,300  Diebold, Inc.                          $    699,612
                                                  ------------

           OFFICE EQUIPMENT & SUPPLIES - 0.6%
   35,600  Canon, Inc. (A.D.R.)                   $  1,248,136
                                                  ------------

           TRUCKS & PARTS - 0.5%
   15,700  Paccar, Inc.                           $  1,030,234
                                                  ------------
           TOTAL CAPITAL GOODS                    $ 14,574,705
                                                  ------------

           COMMUNICATION SERVICES - 7.7%
           TELECOMMUNICATIONS (LONG DISTANCE)
             - 0.6%
   58,500  Sprint Corp.- FON Group                $  1,174,680
                                                  ------------

           TELEPHONE - 7.1%
   14,123  Alltel Corp.                           $    871,813
   82,600  BellSouth Corp.                           3,151,190
   75,541  Qwest Communications
           International, Inc.                       1,067,394
  130,076  SBC Communications, Inc.                  5,095,077
   97,788  Verizon Communications, Inc.              4,641,018
                                                  ------------
                                                  $ 14,826,492
                                                  ------------
           TOTAL COMMUNICATION SERVICES           $ 16,001,172
                                                  ------------

           CONSUMER CYCLICALS - 13.3%
           AUTOMOBILES - 1.5%
  117,127  Ford Motor Corp.                       $  1,841,236
   28,000  General Motors Corp.                      1,360,800
                                                  ------------
                                                  $  3,202,036
                                                  ------------

           HOUSEHOLD FURNISHING'S & APPLIANCES
            - 0.4%
   21,000  Sony Corp (A.D.R.)                     $    947,100
                                                  ------------

           PUBLISHING - 2.5%
  101,000  John Wiley & Sons, Inc.                $  2,326,030
   46,100  McGraw-Hill Co., Inc.                     2,811,178
                                                  ------------
                                                  $  5,137,208
                                                  ------------

           PUBLISHING (NEWSPAPERS) - 1.7%
   13,300  Dow Jones & Co., Inc.                  $    727,909
   40,800  Gannett Co.                               2,742,984
                                                  ------------
                                                  $  3,470,893
                                                  ------------

           RETAIL (BUILDING SUPPLIES) - 0.7%
   30,000  Lowe's Companies, Inc.                 $  1,392,300
                                                  ------------

           RETAIL (COMPUTERS & ELECTRONICS) - 0.2%
    5,200  Best Buy Co., Inc.*                    $    387,296
                                                  ------------

           RETAIL (DEPARTMENT STORES) - 1.7%
   34,000  Kohl's Corp.*                          $  2,394,960
   28,900  May Department Stores Co.                 1,068,722
                                                  ------------
                                                  $  3,463,682
                                                  ------------

           RETAIL (DISCOUNTERS) - 0.3%
   47,418  Dollar General Corp.                   $    706,528
                                                  ------------

           RETAIL (GENERAL MERCHANDISE) - 2.4%
   79,800  Target Corp.                           $  3,275,790
   30,300  Wal-Mart Stores, Inc.                     1,743,765
                                                  ------------
                                                  $  5,019,555
                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                                        8

   SHARES                                                VALUE
           RETAIL (SPECIALTY) - 0.2%
   13,000  Barnes & Noble, Inc.*                  $    384,800
                                                  ------------

           RETAIL (SPECIALTY-APPAREL) - 0.2%
   33,300  Gap Inc.                               $    464,202
                                                  ------------

           SERVICES (ADVERTISING/MARKETING) - 1.5%
   28,000  The Interpublic Group of
           Companies, Inc.                        $    827,120
   25,100  Omnicom Group                             2,242,685
                                                  ------------
                                                  $  3,069,805
                                                  ------------
           TOTAL CONSUMER CYCLICALS               $ 27,645,405
                                                  ------------

           CONSUMER STAPLES - 10.5%
           BEVERAGES (NON-ALCOHOLIC) - 0.9%
   40,100  PepsiCo, Inc.                          $  1,952,469
                                                  ------------

           DISTRIBUTORS (FOOD & HEALTH) - 0.7%
   51,600  Sysco Corp.                            $  1,352,952
                                                  ------------

           ENTERTAINMENT - 0.8%
   11,700  AOL Time - Warner, Inc.*               $    375,570
   29,619  Viacom, Inc. (Class B) (Non-voting)*      1,307,679
                                                  ------------
                                                  $  1,683,249
                                                  ------------

           FOODS - 3.3%
   41,200  Campbell Soup Co.                      $  1,230,644
   27,600  General Mills, Inc.                       1,435,476
   38,200  H.J. Heinz Co., Inc.                      1,570,784
   17,000  Hershey Foods Corp.                       1,150,900
   69,900  Sara Lee Corp.                            1,553,877
                                                  ------------
                                                  $  6,941,681
                                                  ------------

           HOUSEHOLD PRODUCTS (NON-DURABLES)
            - 2.1%
   40,500  Colgate-Palmolive Co.                  $  2,338,875
   26,800  Procter & Gamble Co.                      2,120,684
                                                  ------------
                                                  $  4,459,559
                                                  ------------

           RETAIL (DRUG STORES) - 1.7%
   19,400  CVS Corp.                              $    574,240
   85,300  Walgreen Co.                              2,871,198
                                                  ------------
                                                  $  3,445,438
                                                  ------------

           RETAIL STORES (FOOD CHAINS) - 0.3%
   17,300  Safeway, Inc.*                         $    722,275
                                                  ------------

           SERVICES (EMPLOYMENT) - 0.7%
   58,200  Robert Half International Inc.*        $  1,553,940
                                                  ------------
           TOTAL CONSUMER STAPLES                 $ 22,111,563
                                                  ------------

           ENERGY - 8.2%
           OIL & GAS (DRILLING & EQUIPMENT)
            - 1.0%
   14,100  Schlumberger Ltd.                      $    774,795
   15,900  Smith International, Inc.*                  852,558
   15,929  Transocean Offshore Inc.                    538,719
                                                  ------------
                                                  $  2,166,072
                                                  ------------

           OIL (DOMESTIC INTEGRATED) - 1.0%
   39,950  Conoco, Inc.                           $  1,130,585
   20,000  Shell Transport & Trading Co. (A.D.R.)      829,000
                                                  ------------
                                                  $  1,959,585
                                                  ------------

           OIL (INTERNATIONAL INTEGRATED) - 6.2%
   54,864  BP Amoco Plc (A.D.R.)                  $  2,551,725
   66,749  ChevronTexaco Corp.                       5,981,378
   17,000  Royal Dutch Petroleum Co.                   833,340
   90,268  Exxon Mobil Corp.                         3,547,532
                                                  ------------
                                                  $ 12,913,975
                                                  ------------
           TOTAL ENERGY                           $ 17,039,632
                                                  ------------

           FINANCIALS - 13.6%
           BANKS (MAJOR REGIONAL) - 5.1%
   70,200  The Bank of New York Co., Inc.         $  2,864,160
   15,950  Huntington Bancshares, Inc.                 274,181
   53,700  Mellon Bank Corp.                         2,020,194
   81,000  National City Corp.                       2,368,440
   47,100  State Street Corp.                        2,460,975
   15,000  Wells Fargo  & Co.                          651,750
                                                  ------------
                                                  $ 10,639,700
                                                  ------------

           BANKS (MONEY CENTER) - 0.0%
        3  UBS AG*                                $        150
                                                  ------------

           BANKS (REGIONAL) - 0.8%
   21,500  First Tennessee National Corp.         $    779,590
   15,400  Zions Bancorporation                        809,732
                                                  ------------
                                                  $  1,589,322
                                                  ------------

           FINANCIAL (DIVERSIFIED) - 1.1%
   24,500  Citigroup, Inc.                        $  1,236,760
   19,400  Morgan Stanley, Dean Witter and Co.       1,085,236
                                                  ------------
                                                  $  2,321,996
                                                  ------------

           INSURANCE (MULTI-LINE) - 0.9%
   24,730  American International Group, Inc.     $  1,963,562
                                                  ------------

           INSURANCE (PROPERTY-CASUALTY) - 1.9%
   34,800  Chubb Corp.                            $  2,401,200
    2,000  Partnerre Ltd.                              108,000
   20,900  Safeco Corp.                                651,035
   17,400  St. Paul Companies, Inc.                    765,078
                                                  ------------
                                                  $  3,925,313
                                                  ------------

           INSURANCE BROKERS - 1.1%
   21,150  Marsh & McLennan Co., Inc.             $  2,272,568
                                                  ------------

           INVESTMENT BANK/BROKERAGE - 0.9%
   37,500  Merrill Lynch & Co., Inc.              $  1,954,500
                                                  ------------

           INVESTMENT MANAGEMENT - 1.4%
   26,250  Federated Investors Inc.               $    836,850
   59,500  T. Rowe Price Associates, Inc.            2,066,435
                                                  ------------
                                                  $  2,903,285
                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                                        9

   SHARES                                                VALUE
           SAVINGS & LOAN COMPANIES - 0.4%
   23,786  Washington Mutual, Inc.                $    777,802
                                                  ------------
           TOTAL FINANCIALS                       $ 28,348,198
                                                  ------------

           HEALTH CARE - 11.4%
           HEALTH CARE (DIVERSIFIED) - 3.7%
   36,200  Abbott Laboratories                    $  2,018,150
   49,500  Bristol-Myers Squibb Co.                  2,524,500
   54,400  Johnson & Johnson                         3,215,040
                                                  ------------
                                                  $  7,757,690
                                                  ------------

           HEALTH CARE (DRUGS/MAJOR
            PHARMACEUTICALS) - 7.0%
   42,788  GlaxoSmithKline Plc                    $  2,131,698
   21,400  Eli Lilly & Co.                           1,680,756
   41,900  Merck & Co., Inc.                         2,463,720
   12,000  Novartis AG (A.D.R.)                        438,000
   44,100  Pfizer, Inc.                              1,757,385
   10,600  Roche Holdings AG*                          757,900
  149,800  Schering-Plough Corp.                     5,364,338
                                                  ------------
                                                  $ 14,593,797
                                                  ------------

           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES)
            - 0.7%
   44,400  Becton, Dickinson & Co.                $  1,471,860
                                                  ------------
           TOTAL HEALTH CARE                      $ 23,823,347
                                                  ------------

           TECHNOLOGY - 18.9%
           COMMUNICATIONS EQUIPMENT - 1.8%
   65,600  Telefonaktiebolaget LM Ericsson
             (A.D.R.)                             $    342,432
   71,100  Corning, Inc.*                              634,212
  127,800  Motorola, Inc.                            1,919,556
   36,500  Nokia Corp. (A.D.R.)                        895,345
                                                  ------------
                                                  $  3,791,545
                                                  ------------

           COMPUTER (HARDWARE) - 4.7%
  101,500  Compaq Computer Corp.                  $    990,640
   23,500  Dell Computer Corp.*                        638,730
   87,400  Hewlett-Packard Co.                       1,795,196
   47,700  IBM Corp.                                 5,769,792
   53,000  Sun Microsystems, Inc.*                     654,020
                                                  ------------
                                                  $  9,848,378
                                                  ------------

           COMPUTERS (SOFTWARE & SERVICES) - 3.4%
   27,200  Adobe Systems, Inc.                    $    844,560
   36,450  BMC Software, Inc.*                         596,687
   43,800  Microsoft Corp.*                          2,902,626
   14,000  Oracle Corp.*                               193,340
   16,500  Peoplesoft Inc*                             663,300
   31,300  Synopsys, Inc.*                           1,848,891
                                                  ------------
                                                  $  7,049,404
                                                  ------------

           ELECTRONICS (INSTRUMENTATION) - 0.6%
   12,090  Agilent Technologies Inc.*             $    344,686
   23,600  Veeco Instruments, Inc.*                    850,780
                                                  ------------
                                                  $  1,195,466
                                                  ------------

           ELECTRONICS (SEMICONDUCTORS) - 3.4%
   42,800  Altera Corp.*                          $    908,216
   95,700  Intel Corp.                               3,009,765
   25,500  Micrel Inc.*                                668,865
   86,300  Texas Instruments, Inc.                   2,416,400
                                                  ------------
                                                  $  7,003,246
                                                  ------------

           EQUIPMENT (SEMICONDUCTOR) - 1.5%
   40,800  Applied Materials, Inc.*               $  1,636,080
   28,800  Novellus Systems, Inc.*                   1,136,160
   21,000  Taiwan Semiconductor
           Manufacturing Co. (A.D.R.)*                 360,570
                                                  ------------
                                                  $  3,132,810
                                                  ------------

           PHOTOGRAPHY/IMAGING - 0.6%
   46,100  Eastman Kodak Co.                      $  1,356,723
                                                  ------------

           SERVICES (COMPUTER SYSTEMS) - 0.7%
   28,700  Computer Sciences Corp.*               $  1,405,726
                                                  ------------

           SERVICES (DATA PROCESSING) - 2.2%
   29,800  Automatic Data Processing, Inc.        $  1,755,220
   16,400  DST Systems, Inc.*                          817,540
   18,300  Electronic Data Systems Corp.             1,254,465
   20,250  Fiserv, Inc.*                               856,980
                                                  ------------
                                                  $  4,684,205
                                                  ------------
           TOTAL TECHNOLOGY                       $ 39,467,503
                                                  ------------

           TRANSPORTATION - 2.6%
           AIRLINES - 0.9%
   98,300  Southwest Airlines Co.                 $  1,816,584

                                                  ------------
           RAILROADS - 1.7%
   30,400  Burlington Northern, Inc.              $    867,312
  110,700  Norfolk Southern Corp.                    2,029,131
   12,700  Union Pacific Corp.                         723,900
                                                  ------------
                                                  $  3,620,343
                                                  ------------

           TOTAL TRANSPORTATION                   $  5,436,927
                                                  ------------

           UTILITIES - 2.4%
           ELECTRIC COMPANIES - 1.5%
   20,300  American Electric Power Co., Inc.*     $    883,659
   38,100  Allegheny Energy, Inc.                    1,379,982
   35,100  DPL, Inc.                                   845,208
                                                  ------------
                                                  $  3,108,849
                                                  ------------

           NATURAL GAS - 0.5%
   17,000  KeySpan Energy Corp.                   $    589,050
   23,500  Vectren Corp.                               563,530
                                                  ------------
                                                  $  1,152,580
                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                                       10

   SHARES                                                VALUE
           WATER UTILITIES - 0.4%
   18,700  American Water Works Co., Inc.         $    780,724
                                                  ------------
           TOTAL UTILITIES                        $  5,042,153
                                                  ------------
           TOTAL COMMON STOCKS
           (Cost $208,507,325)                    $208,629,709
                                                  ============

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 12/31/01

   SHARES                                                VALUE
           CONVERTIBLE PREFERRED STOCKS - 2.5%
           CONSUMER STAPLES - 0.8%
           BROADCASTING (CABLE/TELEVISION/RADIO)
           - 0.8%
   27,000  Cox Communication, Inc.
           7.00%, 08/16/02                        $  1,489,590
                                                  ------------
           TOTAL CONSUMER STAPLES                 $  1,489,590
                                                  ------------
           TECHNOLOGY - 0.6%
           SERVICES (DATA PROCESSING) - 0.6%
   17,000  Electronic Data, 7.625%, 8/17/04       $    956,250
                                                  ------------
           TOTAL TECHNOLOGY                       $    956,250
                                                  ------------
           TRANSPORTATION - 1.1%
           RAILROADS - 1.1%
   27,000  Union Pacific Capital Trust, 6.25%
           04/01/28 (144A)                        $  1,282,500
   15,300  Union Pacific Capital Trust,
           6.25%, 4/01/28                              726,750
                                                  ------------
                                                  $  2,009,250
                                                  ------------
           TOTAL TRANSPORTATION                   $  2,009,250
                                                  ------------
           TOTAL CONVERTIBLE PREFERRED STOCKS
           (Cost $4,244,217)                      $  4,455,090
                                                  ------------
           COMMON STOCKS - 97.5%
           BASIC MATERIALS - 3.4%
           CHEMICALS - 1.7%
   23,000  Air Products & Chemicals, Inc.         $  1,078,930
   23,000  Dow Chemical Co.                            776,940
   26,441  E.I. du Pont de Nemours and Co.           1,124,007
                                                  ------------
                                                  $  2,979,877
                                                  ------------
           CHEMICALS (DIVERSIFIED) - 0.7%
   23,000  PPG Industries, Inc.                   $  1,189,560
                                                  ------------
           IRON & STEEL - 0.6%
   19,000  Nucor Corp.                            $  1,002,440
   15,450  Roanoke Electric Steel Corp.                213,210
                                                  ------------
                                                  $  1,215,650
                                                  ------------
           PAPER & FOREST PRODUCTS - 0.4%
   25,000  Mead Corp.                             $    772,250
                                                  ------------
           TOTAL BASIC MATERIALS                  $  6,157,337
                                                  ------------
           CAPITAL GOODS - 8.6%
           AEROSPACE/DEFENSE - 0.9%
   25,000  Boeing Co.                             $    969,500
    8,500  General Dynamics Corp.                      676,940
                                                  ------------
                                                  $  1,646,440
                                                  ------------
           ELECTRICAL EQUIPMENT - 0.7%
   23,000  Emerson Electric Co.                   $  1,313,300
                                                  ------------
           MACHINERY (DIVERSIFIED) - 1.3%
    7,000  Gorman-Rupp Co.                        $    187,950
   35,000  Ingersoll-Rand Co.                        1,463,350
   35,000  The Timken Co.                              566,300
                                                  ------------
                                                  $  2,217,600
                                                  ------------
           MANUFACTURING (DIVERSIFIED) - 2.5%
   10,000  Illinois Tool Works, Inc.              $    677,200
   26,000  Johnson Controls, Inc.                    2,099,500
    7,500  Minnesota Mining and Manufacturing Co.      886,575
   12,500  United Technologies Corp.                   807,875
                                                  ------------
                                                  $  4,471,150
                                                  ------------
           MANUFACTURING (SPECIALIZED) - 0.6%
   26,400  Diebold, Inc.                          $  1,067,616
                                                  ------------
           TRUCKS & PARTS - 2.6%
   70,500  Paccar, Inc.                           $  4,626,210
                                                  ------------
           TOTAL CAPITAL GOODS                    $ 15,342,316
                                                  ------------
           COMMUNICATION SERVICES - 10.4%
           TELECOMMUNICATIONS (LONG DISTANCE)
           - 0.9%
   78,000  Sprint Corp.                           $  1,566,240
                                                  ------------
           TELEPHONE - 9.5%
   31,944  Alltel Corp.                           $  1,971,903
   92,400  BellSouth Corp.                           3,525,060
  159,331  SBC Communications, Inc.                  6,240,995
  110,770  Verizon Communications, Inc.              5,257,144
                                                   -----------
                                                  $ 16,995,102
                                                  ------------
           TOTAL COMMUNICATION SERVICES           $ 18,561,342
                                                  ------------
           CONSUMER CYCLICALS - 5.0%
           AUTOMOBILES - 2.3%
  117,460  Ford Motor Corp.                       $  1,846,471
   45,000  General Motors Corp.                      2,187,000
                                                  ------------
                                                  $  4,033,471
                                                  ------------
           PUBLISHING - 1.4%
   39,200  McGraw-Hill Co., Inc.                  $  2,390,416
                                                  ------------
           PUBLISHING (NEWSPAPERS) - 0.4%
   17,000  Tribune Co.                            $    636,310
                                                  ------------
           RETAIL (DEPARTMENT STORES) - 0.2%
   10,825  May Department Stores Co.              $    400,309
                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                                       12

SHARES                                                   VALUE
           RETAIL (GENERAL MERCHANDISE) - 0.3%
   12,000  Sears, Roebuck and Co.                 $    571,680
                                                  ------------
           SERVICES (ADVERTISING/MARKETING) - 0.4%
   26,700  The Interpublic Group of Companies,
           Inc.                                   $    788,718
                                                  ------------
           TOTAL CONSUMER CYCLICALS               $  8,820,904
                                                  ------------
           CONSUMER STAPLES - 7.8%
           BEVERAGES (NON-ALCOHOLIC) - 1.5%
   54,800  PepsiCo, Inc.                          $  2,668,212
                                                  ------------
           ENTERTAINMENT - 1.7%
  122,200  Cedar Fair, L.P.                       $  3,029,338
                                                  ------------
           FOODS - 3.4%
   42,800  Campbell Soup Co.                      $  1,278,436
   25,000  General Mills, Inc.                       1,300,250
   62,100  H.J. Heinz Co., Inc.                      2,553,552
   43,000  Sara Lee Corp.                              955,890
                                                  ------------
                                                  $  6,088,128
                                                  ------------
           HOUSEHOLD PRODUCTS (NON-DURABLES)
           - 1.2%
   38,000  Colgate-Palmolive Co.                  $  2,194,500
                                                  ------------
           TOTAL CONSUMER STAPLES                 $ 13,980,178
                                                  ------------
           ENERGY - 11.8%
           OIL (DOMESTIC INTEGRATED) - 3.6%
  125,919  Conoco, Inc.                           $  3,563,508
   47,000  Phillips Petroleum Co.                    2,832,220
                                                  ------------
                                                  $  6,395,728
                                                  ------------
           OIL (INTERNATIONAL INTEGRATED) - 8.2%
   94,175  ChevronTexaco Corp.                    $  8,439,022
  155,966  Exxon Mobil Corp.                         6,129,464
                                                  ------------
                                                  $ 14,568,486
                                                  ------------
           TOTAL ENERGY                           $ 20,964,214
                                                  ------------
           FINANCIALS - 19.7%
           BANKS (MAJOR REGIONAL) - 7.7%
   68,249  Fifth Third Bancorp                    $  4,202,773
   84,400  Mellon Bank Corp.                         3,175,128
   84,500  National City Corp.                       2,470,780
   70,800  SouthTrust Corp.                          1,746,636
   49,913  Wells Fargo Co.                           2,168,720
                                                  ------------
                                                  $ 13,764,037
                                                  ------------
           BANKS (REGIONAL) - 1.2%
   58,700  First Tennessee National Corp.         $  2,128,462
                                                  ------------
           INSURANCE (PROPERTY-CASUALTY) - 3.4%
   39,000  Chubb Corp.                            $  2,691,000
   35,000  Safeco Corp.                              1,090,250
   51,200  St. Paul Companies, Inc.                  2,251,264
                                                  ------------
                                                  $  6,032,514
                                                  ------------
           INVESTMENT BANK/BROKERAGE - 1.8%
   40,500  A.G. Edwards, Inc.                     $  1,788,885
   29,000  Merrill Lynch & Co., Inc.                 1,511,480
                                                  ------------
                                                  $  3,300,365
                                                  ------------
           INVESTMENT MANAGEMENT - 4.2%
   81,200  Alliance Capital Management L.P.       $  3,923,584
   16,000  Eaton Vance Corp.                           568,800
   86,700  T. Rowe Price Associates, Inc.            3,011,091
                                                  ------------
                                                  $  7,503,475
                                                  ------------
           REAL ESTATE - 1.0%
   57,000  Equity Office Properties Trust         $  1,714,560
                                                  ------------
           SAVINGS & LOAN COMPANIES - 0.4%
   23,000  Washington Mutual, Inc.                $    752,100
                                                  ------------
           TOTAL FINANCIALS                       $ 35,195,513
                                                  ------------
           HEALTH CARE - 11.0%
           HEALTH CARE (DIVERSIFIED) - 5.4%
   82,600  Abbott Laboratories                    $  4,604,950
   45,800  Bristol-Myers Squibb Co.                  2,335,800
   47,000  Johnson & Johnson                         2,777,700
                                                  ------------
                                                  $  9,718,450
                                                  ------------
           HEALTH CARE (DRUGS/MAJOR
           PHARMACEUTICALS) - 4.9%
   12,000  Eli Lilly & Co.                        $    942,480
   45,300  Merck & Co., Inc.                         2,663,640
  143,400  Schering-Plough Corp.                     5,135,154
                                                  ------------
                                                  $  8,741,274
                                                  ------------
           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES)
            - 0.7%
   37,000  Becton, Dickinson & Co.                $  1,226,550
                                                  ------------
           TOTAL HEALTH CARE                      $ 19,686,274
                                                  ------------
           TECHNOLOGY - 2.2%
           COMPUTER (HARDWARE) - 1.8%
    6,500  Hewlett-Packard Co.                    $    133,510
   25,900  IBM Corp.                                 3,132,864
                                                  ------------
                                                  $  3,266,374
                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                                       13

SHARES                                                   VALUE
           PHOTOGRAPHY/IMAGING - 0.4%
   24,400  Eastman Kodak Co.                      $    718,092
                                                  ------------
           TOTAL TECHNOLOGY                       $  3,984,466
                                                  ------------
           TRANSPORTATION - 1.0%
           RAILROADS - 1.0%
   25,700  Burlington Northern, Inc.              $    733,221
   41,200  Norfolk Southern Corp.                      755,196
   15,000  Philadelphia Suburban Corp.                 338,250
                                                  ------------
                                                  $  1,826,667
                                                  ------------
           TOTAL TRANSPORTATION                   $  1,826,667
                                                  ------------
           UTILITIES - 16.6%
           ELECTRIC COMPANIES - 10.6%
   53,000  American Electric Power Co., Inc.      $  2,307,090
   73,000  Allegheny Energy, Inc.                    2,644,060
  136,000  Constellation Energy Group                3,610,800
   80,300  DPL, Inc.                                 1,933,624
  100,000  Duke Energy Corp.                         3,926,000
   87,000  Great Plains Energy, Inc.                 2,192,400
   50,000  NSTAR                                     2,242,500
                                                  ------------
                                                  $ 18,856,474
                                                  ------------
           NATURAL GAS - 5.0%
   49,200  NICOR, Inc.                            $  2,048,688
   99,600  KeySpan Energy Corp.                      3,451,140
  100,600  Questar Corp.                             2,520,030
   33,200  Vectren Corp.                               796,136
                                                  ------------
                                                  $  8,815,994
                                                  ------------
           POWER PRODUCERS (INDEPENDENT) - 0.3%
   25,000  Consol Energy Inc.                     $    621,000
                                                  ------------
           WATER UTILITIES - 0.7%
   32,000  American Water Works Co., Inc.         $  1,336,000
                                                  ------------
           TOTAL UTILITIES                        $ 29,629,468
                                                  ------------
           TOTAL COMMON STOCKS
           (Cost $145,677,855)                    $174,148,679
                                                  ------------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $149,922,072)                    $178,603,769
                                                  ------------

*     Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from regisration. At December 31, 2001, the value of these securities amounted to $1,282,500 or 0.70% of total net assets.

PIONEER EUROPE VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 12/31/01

   SHARES                                                VALUE
           PREFERRED STOCKS - 1.3%
           CONSUMER CYCLICALS - 1.3%
           AUTOMOBILES - 1.3%
      418  Porsche AG*                             $   159,632
                                                   -----------
           TOTAL PREFERRED STOCKS
           (Cost $118,679)                         $   159,632
                                                   -----------
           COMMON STOCKS - 98.7%
           BASIC MATERIALS - 9.0%
           CHEMICALS - 0.6%
    1,771  BASF India Ltd.                         $    65,821
                                                   -----------
           CHEMICALS (DIVERSIFIED) - 4.3%
    3,464  Akzo Nobel NV                           $   154,645
    5,371  Aventis SA                                  374,612
                                                   -----------
                                                   $   529,257
                                                   -----------
           CONSTRUCTION (CEMENT & AGGREGATES)
           - 2.2%
    5,507  CRH Plc                                 $    97,213
    1,863  LaFarge BR                                  173,971
                                                   -----------
                                                   $   271,184
                                                   -----------
           METALS MINING - 1.9%
   11,998  Rio Tinto Plc                           $   231,108
                                                   -----------
           TOTAL BASIC MATERIALS                   $ 1,097,370
                                                   -----------
           CAPITAL GOODS - 2.3%
           ENGINEERING & CONSTRUCTION - 2.3%
    9,300  Autostrade S.p.A.*                      $    64,575
    1,475  Compagnie de Saint-Gobain                   222,561
                                                   -----------
                                                   $   287,136
                                                   -----------
           TOTAL CAPITAL GOODS                     $   287,136
                                                   -----------
           COMMUNICATION SERVICES - 12.0%
           CELLULAR/WIRELESS TELECOMMUNICATIONS
           - 5.6%
  264,334  Vodafone Group Plc*                     $   688,951
                                                   -----------
           TELECOMMUNICATIONS (LONG DISTANCE)
           - 0.9%
   10,086  British Sky Broadcasting Plc*           $   110,052
                                                   -----------
           TELEPHONE - 5.5%
   10,465  Deutshche Telecom AG                    $   179,798
   13,347  Telefonica SA*                              178,576
   27,650  Telecom Italia Mobile S.p.A.                154,281
   18,100  Telecom Italia S.p.A.                       154,681
                                                   -----------
                                                   $   667,336
                                                   -----------
           TOTAL COMMUNICATION SERVICES            $ 1,466,339
                                                   -----------
           CONSUMER CYCLICALS - 6.9%
           AUTOMOBILES - 1.6%
    2,781  Bayerische Motoren                      $    96,922
    2,408  Peugeot Citroen                             102,571
                                                   -----------
                                                   $   199,493
                                                   -----------
           PUBLISHING - 3.5%
    2,960  Vivendi Universal                       $   161,789
   12,634  Elsevier NV                                 149,357
    3,601  VNU NV                                      110,626
                                                   -----------
                                                   $   421,772
                                                   -----------
           SERVICES (ADVERTISING/MARKETING) - 0.6%
    2,816  Publicis SA                             $    74,076
                                                   -----------
           SERVICES (COMMERCIAL & CONSUMER) - 1.2%
   10,163  Amadeus Global Travel Distribution SA   $    58,625
   26,777  Hays Plc*                                    80,835
                                                   -----------
                                                   $   139,460
                                                   -----------
           TOTAL CONSUMER CYCLICALS                $   834,801
                                                   -----------
           CONSUMER STAPLES - 9.4%
           BEVERAGES (ALCOHOLIC) - 0.4%
    4,706  Diageo Plc*                             $    53,608
                                                   -----------
           ENTERTAINMENT - 0.4%
    4,706  Pearson Plc                             $    54,374
                                                   -----------
           FOODS - 4.5%
      757  Groupe Danone                           $    92,254
    2,140  Nestle SA (Registered Shares)               456,416
                                                   -----------
                                                   $   548,670
                                                   -----------
           PERSONAL CARE - 0.5%
      904  L'Oreal SA*                             $    64,420
                                                   -----------
           RETAIL STORES (FOOD CHAINS) - 2.5%
    6,030  Koninklijke Ahold NV                    $   175,423
   36,356  Tesco Plc                                   130,645
                                                   -----------
                                                   $   306,068
                                                   -----------
           TOBACCO - 1.1%
   15,380  British American Tobacco                $   130,450
                                                   -----------
           TOTAL CONSUMER STAPLES                  $ 1,157,590
                                                   -----------
           ENERGY - 9.6%
           OIL & GAS (REFINING & MARKETING) - 2.1%
    1,812  Total Fina Elf SA                       $   258,732
                                                   -----------
           OIL (INTERNATIONAL INTEGRATED) - 7.5%
   51,664  BP Amoco Plc                            $   398,742
   22,200  ENI S.p.A                                   277,682
   35,111  Shell Transport & Trading Co.               242,125
                                                   -----------
                                                   $   918,549
                                                   -----------
           TOTAL ENERGY                            $ 1,177,281
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

                                       15

   SHARES                                                 VALUE
           FINANCIALS - 27.9%
           BANKS (MAJOR REGIONAL) - 6.0%
   24,095  Banco Bilbao Vizcaya Argentaria, S.A.   $   298,146
      0.2  Bank of Ireland                                   1
    1,530  Banco Popular Espanol SA                     50,231
    8,363  Danske Bank*                                134,180
   15,663  HSBC Holding Plc                            183,096
    5,769  Standard Chartered Plc                       68,823
                                                   -----------
                                                   $   734,477
                                                   -----------
           BANKS (MONEY CENTER) - 7.9%
    9,253  Allied Irish Banks                      $   107,081
    7,113  Barclays Plc                                235,218
    5,499  BNP Paribas SA                              491,969
    5,529  Royal Bank of Scotland Group                134,011
                                                   -----------
                                                   $   968,279
                                                   -----------
           FINANCIAL (DIVERSIFIED) - 8.3%
    3,103  Deutsche Bank AG                        $   219,326
    2,078  Deutsche Boerse AG                           79,931
    8,853  ING Groep N.V.                              225,710
    1,827  Swisscom AG                                 183,823
    6,105  UBS AG*                                     308,229
                                                   -----------
                                                   $ 1,017,019
                                                   -----------
           INSURANCE (LIFE/HEALTH) - 3.1%
      947  Allianz AG                              $   224,243
    5,750  Assicurazioni Generali                      159,600
                                                   -----------
                                                   $   383,843
                                                   -----------
           INSURANCE (MULTI-LINE) - 2.6%
    1,181  Muenchener Rueckversicherungs
           Gesellschaft AG                         $   320,602
                                                   -----------
           TOTAL FINANCIALS                        $ 3,424,220
                                                   -----------
           HEALTH CARE - 8.6%
           BIOTECHNOLOGY - 0.7%
    4,424  Qiagen NV*                              $    82,703
                                                   -----------
           HEALTH CARE (DRUGS/MAJOR
           PHARMACEUTICALS) - 7.9%
    3,626  Altana AG                               $   180,760
    3,199  Astra Zeneca Plc                            144,043
    1,078  Astra Zeneca Plc                             49,595
    3,152  Elan Corp. Plc (A.D.R.)*                    142,029
    9,904  GlaxoSmithKline Plc.                        247,112
    3,528  Novartis AG*                                127,533
    1,392  Schering AG                                  73,854
                                                   -----------
                                                   $   964,926
                                                   -----------
           TOTAL HEALTH CARE                       $ 1,047,629
                                                   -----------
           TECHNOLOGY - 9.6%
           COMMUNICATIONS EQUIPMENT - 4.4%
   21,232  Nokia Oyj*                              $   544,719
                                                   -----------
           COMPUTERS (SOFTWARE & SERVICES) - 1.4%
   12,330  Indra Sistemas, SA                      $   104,493
      535  SAP AG*                                      69,676
                                                   -----------
                                                   $   174,169
                                                   -----------
           ELECTRONICS (COMPONENT DISTRIBUTORS)
           - 2.4%
    4,400  Siemens AG*                             $   291,220
                                                   -----------
           ELECTRONICS (SEMICONDUCTORS) - 1.4%
    5,744  Philips Electronics NV*                 $   170,682
                                                   -----------
           TOTAL TECHNOLOGY                        $ 1,180,790
                                                   -----------
           UTILITIES - 3.4%
           ELECTRIC COMPANIES - 2.0%
    4,820  E.On AG                                 $   249,637
                                                   -----------
           WATER UTILITIES - 1.4%
    5,086  Vivendi Environment                     $   169,602
                                                   -----------
           TOTAL UTILITIES                         $   419,239
                                                   -----------
           TOTAL COMMON STOCKS
           (Cost $13,027,356)                      $12,092,395
                                                   -----------
           RIGHTS/WARRANTS - 0.0%
           MISCELLANEOUS - 0.0%
    5,316  Vivendi Environment, 3/08/06*           $     1,942
                                                   -----------
           TOTAL RIGHTS/WARRANTS
           (Cost $2,841)                           $     1,942
                                                   -----------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $13,148,876)(a)                   $12,253,969
                                                   ===========

*      Non-income producing security.
(a) Distributions of investments by country of issue, as percentage of total equity holdings, is as follows:

      United Kingdom                   26.0%
      Germany                          18.1
      France                           17.9
      Switzerland                       8.8
      Netherlands                       8.7
      Italy                             6.6
      Spain                             5.6
      Finland                           4.4
      Ireland                           2.8
      Denmark                           1.1
                                     ------
                                     100.0%
                                     ======

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 12/31/01

                                                                                                                           5/1/00
                                                                                                     YEAR ENDED               TO
CLASS II                                                                                              12/31/01            12/31/00
Net asset value, beginning of period                                                                  $  22.65            $ 23.28
                                                                                                      --------            -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                                       $   0.14            $  0.12
   Net realized and unrealized gain (loss) on investments                                                (2.59)             (0.45)
                                                                                                      --------            -------
   Net increase (decrease) from investment operations                                                 $  (2.45)           $ (0.33)
Distributions to shareowners:
   Net investment income                                                                                 (0.13)             (0.17)
   Net realized gain                                                                                     (1.02)             (0.13)
                                                                                                      --------            -------
Net increase (decrease) in net asset value                                                            $  (3.60)           $ (0.63)
                                                                                                      --------            -------
Net asset value, end of period                                                                        $  19.05            $ 22.65
                                                                                                      ========            =======
Total return*                                                                                           (11.09)%            (1.61)%
Ratio of net expenses to average net assets+                                                              1.04%              0.93%**
Ratio of net investment income (loss) to average net assets+                                              0.49%              0.47%**
Portfolio turnover rate                                                                                      7%                37%**
Net assets, end of period (in thousands)                                                              $ 12,674            $ 2,894
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                                           1.04%              0.93%**
   Net investment income (loss)                                                                           0.49%              0.47%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                                           1.04%              0.93%**
   Net investment income (loss)                                                                           0.49%              0.47%**

PIONEER EQUITY INCOME VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 12/31/01

                                                                                                                          9/14/99
                                                                                 YEAR ENDED            YEAR ENDED             TO
CLASS II                                                                          12/31/01              12/31/00          12/31/99
Net asset value, beginning of period                                            $   21.37             $  20.82            $ 21.29
                                                                                ---------             --------            -------
Increase (decrease) from investment operations:
   Net investment income                                                        $    0.34             $   0.29            $  0.08
   Net realized and unrealized gain (loss) on investments                           (1.84)                2.45              (0.43)
                                                                                ---------             --------            -------
   Net increase (decrease) from investment operations                           $   (1.50)            $   2.74            $ (0.35)
Distributions to shareowners:
   Net investment income                                                            (0.32)               (0.45)             (0.12)
   Net realized gain                                                                (1.06)               (1.74)              -
                                                                                ---------             --------            -------
   Net increase (decrease) in net asset value                                   $   (2.88)            $   0.55            $ (0.47)
                                                                                ---------             --------            -------
Net asset value, end of period                                                  $   18.49             $  21.37             $20.82
                                                                                ---------             --------            -------
Total return*                                                                       (7.15)%              14.49%             (1.65)%
Ratio of net expenses to average net assets +                                        1.02%                0.96%              0.96%**
Ratio of net investment income (loss) to average net assets +                        1.77%                1.99%              1.90%**
Portfolio turnover rate                                                                13%                  13%                23%
Net assets, end of period (in thousands)                                        $  17,948             $  8,456               $178
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                                      1.02%                0.96%              0.96%**
   Net investment income (loss)                                                      1.77%                1.99%              1.90%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+ Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO (a)
FINANCIAL HIGHLIGHTS 12/31/01

                                                                                                 1/2/01
                                                                                                   TO
CLASS II                                                                                         12/31/01
Net asset value, beginning of period                                                             $ 11.07
                                                                                                 -------
Increase (decrease) from investment operations:
    Net investment income (loss)                                                                 $  0.08
    Net realized and unrealized gain (loss) on investments, futures, and foreign currency          (2.71)
    transactions
    Net increase (decrease) from investment operations                                           $ (2.63)
Distributions to shareowners:
    Net investment income                                                                          (0.15)
    Net realized gain                                                                                  -
                                                                                                 -------
Net increase (decrease) in net asset value                                                       $ (2.78)
                                                                                                 -------
Net asset value, end of period                                                                   $  8.29
                                                                                                 -------
Total return*                                                                                     (23.44)%
Ratio of net expenses to average net assets +                                                       3.22%**
Ratio of net investment income (loss) to average net assets +                                      (2.56)%**
Portfolio turnover rate                                                                               73%**
Net assets, end of period (in thousands)                                                         $   398
Ratios assuming no waiver of management fees and assumption of expenses by
    PIM and no reduction for fees paid indirectly:
    Net expenses                                                                                    4.57%**
    Net investment income (loss)                                                                   (3.90)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
    Net expenses                                                                                    3.22%**
    Net investment income (loss)                                                                   (2.56)%**

(a) Class II shares of Pioneer Europe VCT Portfolio were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEETS 12/31/01

                                                                             PIONEER             PIONEER               PIONEER
                                                                              FUND             EQUITY INCOME           EUROPE
                                                                         VCT PORTFOLIO         VCT PORTFOLIO        VCT PORTFOLIO
ASSETS:
Investment in securities, at value (cost $208,507,325,
  $149,922,072, and $13,148,876, respectively)                           $ 208,629,709       $ 178,603,769         $ 12,253,969
Cash                                                                         7,285,540           6,982,342              386,447
Cash held as collateral for futures contract                                        --                  --              155,000
Foreign currencies, at value                                                        --                  --                1,048
Receivables -
 Investment securities sold                                                         --             311,861                   --
 Fund shares sold                                                              196,309             472,629                4,845
 Dividends, interest and foreign taxes withheld                                174,779             237,797               26,771
 Collateral for securities loaned, at fair value                             1,376,000             736,000                   --
 Due from Pioneer Investment Management, Inc.                                       --                  --               29,683
Other                                                                            5,685              10,761                  503
                                                                         -------------       -------------         ------------
     Total assets                                                        $ 217,668,022       $ 187,355,159         $ 12,858,266
                                                                         -------------       -------------         ------------

LIABILITIES:
Payables -
 Investment securities purchased                                         $   4,300,518       $   4,456,921         $         --
 Fund shares repurchased                                                         1,318              50,403                9,111
 Upon return for securities loaned                                           1,376,000             736,000                   --
Due to affiliates                                                              121,605             102,423                  388
Accrued expenses                                                                34,632              42,559               33,633
                                                                         -------------       -------------         ------------
    Total liabilities                                                    $   5,834,073       $   5,388,306         $     43,132
                                                                         -------------       -------------         ------------

NET ASSETS:
Paid-in capital                                                          $ 218,738,114       $ 158,938,857         $ 19,629,834
Accumulated net investment income (loss)                                            --             638,155              (10,358)
Accumulated undistributed net realized gain (loss)                          (7,026,549)         (6,291,856)          (5,909,661)
Net unrealized gain (loss) on:
 Investments                                                                   122,384          28,681,697             (894,907)
 Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                                --                  --                  226
                                                                         -------------       -------------         ------------
    Total net assets                                                     $ 211,833,949       $ 181,966,853         $ 12,815,134
                                                                         -------------       -------------         ------------
NET ASSET VALUE PER SHARE:
CLASS I:
(Unlimited number of shares authorized)
  Net assets                                                             $ 199,160,070       $ 164,019,037         $ 12,416,657
  Shares outstanding                                                        10,439,723           8,915,651            1,474,834
                                                                         =============       =============         ============
  Net asset value per share                                              $       19.08       $       18.40         $       8.42
CLASS II:
(Unlimited number of shares authorized)
  Net assets                                                             $  12,673,879       $  17,947,816         $    398,477
  Shares outstaning                                                            665,379             970,924               48,038
                                                                         =============       =============         ============
  Net asset value per share                                              $       19.05       $       18.49         $       8.29

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

                                                                             PIONEER             PIONEER              PIONEER
                                                                              FUND            EQUITY INCOME            EUROPE
                                                                          VCT PORTFOLIO       VCT PORTFOLIO        VCT PORTFOLIO

                                                                            YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                                             12/31/01            12/31/01             12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28,971, $0,
   and $30,894, respectively)                                              $   3,182,490       $   4,893,737         $    214,866
  Interest (net of foreign taxes withheld of $0, $0, and $0,
   respectively)                                                                 123,407             186,165               45,201
  Income on securities loaned, net                                                   215                 254                    -
                                                                           -------------       -------------         ------------
      Total investment income                                              $   3,306,112       $   5,080,156         $    260,067
                                                                           -------------       -------------         ------------
EXPENSES:
  Management fees                                                          $   1,376,478       $   1,170,155         $    149,571
  Transfer agent fees                                                              3,044               3,088                3,044
  Distribution fees (Class II)                                                    14,946              33,535                  256
  Administrative fees                                                             52,977              29,583               37,498
  Custodian fees                                                                  57,319              68,491               64,424
  Professional fees                                                               15,391              17,235               12,923
  Printing                                                                        43,000              51,248               19,439
  Fees and expenses of nonaffiliated trustees                                      7,024               7,028                7,104
  Miscellaneous                                                                    7,884               8,737                5,793
                                                                           -------------       -------------         ------------
     Total expenses                                                        $   1,578,063       $   1,389,100         $    300,052
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                           -                   -              (74,487)
     Less fees paid indirectly                                                         -                   -                  (87)
                                                                           -------------       -------------         ------------
     Net expenses                                                          $   1,578,063       $   1,389,100         $    225,478
                                                                           -------------       -------------         ------------
        Net investment income                                              $   1,728,049       $   3,691,056         $     34,589
                                                                           -------------       -------------         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                             $  (6,876,842)      $  (6,665,510)        $ (3,013,483)
   Futures contracts                                                                   -                   -               37,912
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                              (237)                  -                2,030
                                                                           -------------       -------------         ------------
                                                                           $  (6,877,079)      $  (6,665,510)        $ (2,973,541)
                                                                           -------------       -------------         ------------
  Change in net unrealized gain (loss) from:
   Investments                                                             $ (20,287,635)      $ (10,488,128)        $ (1,005,292)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                 -                   -              (28,687)
                                                                           -------------       -------------         ------------
                                                                           $ (20,287,635)      $ (10,488,128)        $ (1,033,979)
                                                                           -------------       -------------         ------------
  Net gain (loss) on investments, futures contracts and
   foreign currency transactions                                           $ (27,164,714)      $ (17,153,638)        $ (4,007,520)
                                                                           =============       =============         ============
  Net increase (decrease) in net assets resulting from operations          $ (25,436,665)      $ (13,462,582)        $ (3,972,931)
                                                                           =============       =============         ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    PIONEER
                                                                      FUND
                                                                  VCT PORTFOLIO

                                                             YEAR            YEAR
                                                             ENDED           ENDED
                                                            12/31/01        12/31/00
FROM OPERATIONS:
Net investment income (loss)                            $   1,728,049    $   1,716,668
Net realized gain (loss) on investments,
  futures contracts, and foreign currency transaction      (6,877,079)      10,524,507
Change in net unrealized gain or loss
  on investments, futures and
  foreign currency transactions                           (20,287,635)      (9,894,401)
                                                        -------------    -------------
    Net increase (decrease) in net assets
    resulting from operations                           $ (25,436,665)   $   2,346,774
                                                        -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                               $  (1,709,836)   $  (1,696,202)
  Class II                                                    (44,564)          (9,458)
Net realized gain
  Class I                                                 (10,092,777)      (1,229,510)
  Class II                                                   (266,764)          (1,252)
                                                        -------------    -------------
    Total distributions to shareowners                  $ (12,113,941)   $  (2,936,422)
                                                        -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $  34,292,085    $  40,184,192
Reinvestment of distributions                              12,113,941        2,936,422
Cost of shares repurchased                                (22,023,265)     (22,456,508)
                                                        -------------    -------------
    Net increase (decrease) in net assets
    resulting from fund share transactions                 24,382,761       20,664,106
                                                        -------------    -------------
    Net increase (decrease) in net assets               $ (13,167,845)   $  20,074,458
                                                        -------------    -------------

NET ASSETS:
Beginning of period                                       225,001,794      204,927,336
                                                        -------------    -------------
End of period                                           $ 211,833,949    $ 225,001,794
                                                        =============    =============
Accumulated net investment income (loss),
  end of period                                         $          --    $      10,705
                                                        =============    =============

   The accompanying notes are an integral part of these financial statements.

                                       21

                                                                    PIONEER                             PIONEER
                                                                 EQUITY INCOME                          EUROPE
                                                                 VCT PORTFOLIO                       VCT PORTFOLIO

                                                             YEAR             YEAR               YEAR             YEAR
                                                             ENDED            ENDED              ENDED            ENDED
                                                            12/31/01         12/31/00           12/31/01         12/31/00
FROM OPERATIONS:
Net investment income (loss)                             $   3,691,056    $   4,509,740      $      34,589    $     (62,040)
Net realized gain (loss) on investments,
  futures contracts, and foreign currency transaction       (6,665,510)       9,709,950         (2,973,541)      (2,919,369)
Change in net unrealized gain or loss
  on investments, futures and
  foreign currency transactions                            (10,488,128)       9,311,714         (1,033,979)      (2,701,253)
                                                         -------------    -------------      -------------    -------------
    Net increase (decrease) in net assets
    resulting from operations                            $ (13,462,582)   $  23,531,404      $  (3,972,931)   $  (5,682,662)
                                                         -------------    -------------      -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                                $  (3,052,837)   $  (4,384,763)     $    (236,230)   $     (43,148)
  Class II                                                    (223,207)         (89,833)              (832)              --
Net realized gain
  Class I                                                   (8,849,466)     (15,066,697)                --          (18,572)
  Class II                                                    (722,538)        (187,560)                --               --
                                                         -------------    -------------      -------------    -------------
    Total distributions to shareowners                   $ (12,848,048)   $ (19,728,853)     $    (237,062)   $     (61,720)
                                                         -------------    -------------      -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  27,638,919    $  11,927,576      $  38,742,267    $  38,158,236
Reinvestment of distributions                               12,848,045       19,728,856            237,062           61,720
Cost of shares repurchased                                 (22,585,604)     (71,639,851)       (40,428,006)     (26,736,458)
                                                         -------------    -------------      -------------    -------------
    Net increase (decrease) in net assets
    resulting from fund share transactions                  17,901,360      (39,983,419)        (1,448,677)      11,483,498
                                                         -------------    -------------      -------------    -------------
    Net increase (decrease) in net assets                $  (8,409,270)   $ (36,180,868)     $  (5,658,670)   $   5,739,116
                                                         -------------    -------------      -------------    -------------

NET ASSETS:
Beginning of period                                        190,376,123      226,556,991         18,473,804       12,734,688
                                                         -------------    -------------      -------------    -------------
End of period                                            $ 181,966,853    $ 190,376,123      $  12,815,134    $  18,473,804
                                                         =============    =============      =============    =============
Accumulated net investment income (loss),
  end of period                                          $     638,155    $     859,955      $     (10,358)   $     (80,172)
                                                         =============    =============      =============    =============

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 12/31/01

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio
      (Emerging Markets Portfolio)
   Pioneer Global Financials VCT Portfolio (Global Financials Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio
      (International Value Portfolio)
      (Formerly International Growth Portfolio)
   Pioneer Small Cap Value VCT Portfolio
      (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio
      (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio
      (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
      (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
      (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio
      (Strategic Income Portfolio)
   Pioneer Swiss Franc Bond VCT Portfolio
      (Swiss Franc Bond Portfolio)
   Pioneer America Income VCT Portfolio
      (America Income Portfolio)
   Pioneer Money Market VCT Portfolio
      (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

   Pioneer Global Health Care VCT Portfolio (Global Health Care Portfolio) Pioneer Global Telecoms VCT Portfolio (Global Telecoms Portfolio)
   Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio) Pioneer Real Estate Growth VCT Portfolio (Real Estate Growth Portfolio) Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Fund Portfolio is to seek reasonable income and growth of capital. Equity Income Portfolio seeks current income and long-term capital growth. Europe Portfolio seeks long-term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the Portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolios' shares, based on the last sale price on the principal exchange where they are traded, are determined as of such times. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FUTURES CONTRACTS

   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolios' hedging and trading strategies and potentially result in a loss. As of December 31, 2001, there were no open contracts.

C. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2001, the Portfolios made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

                   ACCUMULATED NET
                     INVESTMENT        ACCUMULATED
PORTFOLIO           INCOME/LOSS       REALIZED GAIN/LOSS        PAID-IN CAPITAL
--------------------------------------------------------------------------------
Fund                 $  15,646          $     674                 $  (16,320)
Equity Income         (636,812)           637,090                       (278)
Europe                 272,287             (2,030)                  (270,257)

   The following shows the tax character of distributions paid during the years ended December 31, 2001 and December 31, 2000 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2001. These amounts do not include the capital loss carryforwards detailed below.

                                                        PIONEER
                                                        EUROPE
                                                     VCT PORTFOLIO
                                                 2001              2000

--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                               $   237,062       $    57,852
Long-term capital gain                                 --             3,868
                                              -----------------------------
                                              $   237,062       $    61,720
Return of Capital                                      --                --
                                              -----------------------------
  Total Distributions                         $   237,062       $    61,720
                                              -----------------------------
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                 $        --
Undistributed long-term gain                           --
Unrealized appreciation/depreciation           (1,276,794)
                                              -----------------------------
  Total                                       $(1,276,794)
                                              =============================

                                                                                     PIONEER
                                                        PIONEER                      EQUITY
                                                         FUND                        INCOME
                                                      VCT PORTFOLIO               VCT PORTFOLIO
                                                   2001          2000          2001          2000
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                $ 4,747,655   $ 2,936,422   $ 3,276,478   $ 4,326,967
Long-term capital gain                           7,366,286            --     9,571,570    15,401,886
                                               -----------------------------------------------------
                                               $12,113,941   $ 2,936,422   $12,848,048   $19,728,853
Return of Capital                                       --            --            --            --
                                               -----------------------------------------------------
  Total distributions                          $12,113,941   $ 2,936,422   $12,848,048   $19,728,853
                                               -----------------------------------------------------
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                  $        --                      82,260
Undistributed long-term gain                            --                          --
Unrealized appreciation/depreciation                42,033                  29,437,592
                                               ---------------------------------------
  Total                                        $    42,033                  29,519,852
                                               =======================================

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2001, the Equity Income Portfolio, Europe Portfolio and Fund Portfolio had capital loss carryforwards of $6,100,217, $5,203,132 and 6,699,261, respectively, which will expire between 2008 and 2009 if not utilized.

E. PORTFOLIO SHARES

   The Portfolios record sales and repurchases of their Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $1,378,830 in commissions on the sale of trust shares for the year ended December 31, 2001. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. SECURITIES LENDING

   The Portfolios loan securities in their portfolios to certain brokers, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolios receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolios also continue to receive interest or dividends on the securities loaned, and record unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. As of December 31, 2001, the Portfolios loaned securities having a fair value and received collateral as follows:

PORTFOLIO                    FAIR VALUE              COLLATERAL HELD
--------------------------------------------------------------------------------
Fund Portfolio              $ 1,265,490               $ 1,376,000
Equity Income Portfolio         676,890                   736,000

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM, a majority owned indirect subsidiary of UniCredito Italiano, manages the Portfolios. Management fees are calculated daily at the following annual rates:

                                                  MANAGEMENT FEE AS A PERCENTAGE
                                                    OF EACH PORTFOLIO'S AVERAGE
PORTFOLIO                                                DAILY NET ASSETS
--------------------------------------------------------------------------------
Fund Portfolio                                             0.65%
Equity Income Portfolio                                    0.65%
Europe Portfolio                                           1.00%

PIM has agreed not to impose its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit the Class I expenses to 1.50% of average daily net assets attributable to Class I shares; the portion of the Portfolio-wide expenses attributable to Class II, shares will be reduced only to the extent that such expenses are reduced for Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 2001, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:

PORTFOLIO                                              AMOUNT
--------------------------------------------------------------------------------
Fund Portfolio                                       $ 119,118
Equity Income Portfolio                                102,091

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. The following amounts in transfer agent fees payable to PIMSS were included in due to affiliates at December 31, 2001:


PORTFOLIO                                                AMOUNT
--------------------------------------------------------------------------------
Fund Portfolio                                           $ 230
Equity Income Portfolio                                    332
Europe Portfolio                                           308

4. DISTRIBUTION PLANS

The Trust has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at December 31, 2001:

PORTFOLIO                                               AMOUNT
--------------------------------------------------------------------------------
Fund Portfolio                                         $ 2,257
Europe Portfolio                                            80

5. EXPENSE OFFSETS

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the year ended December 31, 2001, the Portfolios' expenses were reduced under such arrangements as follows:

PORTFOLIO                                               AMOUNT
--------------------------------------------------------------------------------
Europe Portfolio                                          $ 87

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2001, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                              NET
                                             GROSS          GROSS        APPRECIATION/
PORTFOLIO                    TAX COST     APPRECIATION   DEPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------------------------
Fund Portfolio            $ 208,587,676   $ 26,653,813   $(26,611,780)   $     42,033
Equity Income Portfolio     149,166,177     35,891,399     (6,453,807)     29,437,592
Europe Portfolio             13,530,763        395,376     (1,672,170)     (1,276,794)

7. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than temporary cash investments for the year ended December 31, 2001, were as follows:

PORTFOLIO                                     PURCHASES             SALES
--------------------------------------------------------------------------------
Fund Portfolio                               $ 34,302,895       $ 15,070,097
Equity Income Portfolio                        31,485,289         22,956,238
Europe Portfolio                               10,231,829         11,381,000

8. CAPITAL SHARES

At December 31, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 '01 SHARES     '01 AMOUNT      '00 SHARES      '00 AMOUNT
--------------------------------------------------------------------------------------------
FUND PORTFOLIO
CLASS I:
Shares sold                       1,083,435    $ 22,410,451       1,624,294    $ 37,128,340
Reinvestment of distributions       587,113      11,802,613         126,135       2,925,712
Shares repurchased               (1,028,010)    (20,460,802)       (982,169)    (22,384,105)
                                 ----------------------------------------------------------
  Net increase                      642,538    $ 13,752,262         768,260    $ 17,669,947
                                  ==========================================================
CLASS II:
Shares sold                         602,236    $ 11,881,634         130,465    $  3,055,852
Reinvestment of distributions        15,547         311,328             470          10,710
Shares repurchased                  (80,202)     (1,562,463)         (3,137)        (72,403)
                                 ----------------------------------------------------------
  Net increase                      537,581    $ 10,630,499         127,798    $  2,994,159
                                 ==========================================================

EQUITY INCOME PORTFOLIO
CLASS I:
Shares sold                         711,763    $ 13,502,824         201,887    $  4,035,740
Reinvestment of distributions       628,538      11,902,303       1,013,981      19,451,459
Shares repurchased                 (974,658)    (18,688,020)     (3,593,530)    (71,244,782)
                                 ----------------------------------------------------------
  Net increase (decrease)           365,643    $  6,717,107      (2,377,662)   $(47,757,583)
                                 ==========================================================

CLASS II:
Shares sold                         729,249    $ 14,136,095         392,360    $  7,891,836
Reinvestment of distributions        49,723         945,742          14,230         277,397
Shares repurchased                 (203,757)     (3,897,584)        (19,428)       (395,069)
                                 ----------------------------------------------------------
  Net increase                      575,215    $ 11,184,253         387,162    $  7,774,164
                                 ==========================================================

EUROPE PORTFOLIO
CLASS I:
Shares sold                       4,104,238    $ 38,303,244       2,914,531      38,158,236
Reinvestment of distributions        27,278         236,230           4,596          61,720
Shares repurchased               (4,324,955)    (40,384,270)     (2,186,443)    (26,736,458)
                                 ----------------------------------------------------------
  Net increase (decrease)          (193,439)   $ (1,844,796)        732,684    $ 11,483,498
                                 ==========================================================

CLASS II:
Shares sold                          52,860    $    439,023
Reinvestment of distributions            96             832
Shares repurchased                   (4,918)        (43,736)
                                 --------------------------
  Net increase                       48,038    $    396,119
                                 ==========================

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS
TRUST:

We have audited the accompanying balance sheets, including the schedules of investments, of the Pioneer Fund VCT Portfolio, the Pioneer Equity Income VCT Portfolio, and the Pioneer Europe VCT Portfolio (three of the portfolios constituting the Pioneer Variable Contracts Trust), as of December 31, 2001, and the related statements of operations, the statements of changes in net assets and the Class II financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Fund VCT Portfolio, the Pioneer Equity Income VCT Portfolio, and the Pioneer Europe VCT Portfolio as of December 31, 2001, the results of their operations, the changes in their net assets, and the Class II financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 8, 2002

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr

SHAREHOLDER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund are listed below, together with their principal occupations during the past five years. Trustees who are deemed interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee or director of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Trustees who are interested persons and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

                                             TERM OF OFFICE/LENGTH    PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      POSITION HELD     OF SERVICE               FIVE YEARS                           HELD
John F. Cogan, Jr. (75)*   Chairman of the   Trustee since 1994.      Deputy Chairman and a Director       Director of Harbor
                           Board, Trustee    Serves until retirement  of Pioneer Global Asset              Global Company, Ltd.
                           and President     or removal.              Management S.p.A. (PGAM);
                                                                      Non-Executive Chairman and a
                                                                      Director of Pioneer Investment
                                                                      Management USA Inc. (PIM-USA);
                                                                      Chairman and a Director of
                                                                      Pioneer; President of all of
                                                                      the Pioneer Funds; and Of
                                                                      Counsel (since 2000, Partner
                                                                      prior to 2000), Hale and Dorr
                                                                      LLP (counsel to PIM-USA and the
                                                                      Pioneer Funds)

Daniel T. Geraci (44)**    Trustee and       Trustee since October    Director and CEO-US of PGAM since    None
                           Executive Vice    2001. Serves until       November 2001; Director , Chief
                           President         retirement or removal.   Executive Officer and President of
                                                                      PIM-USA since October 2001;
                                                                      Director of Pioneer Funds
                                                                      Distributor, Inc.and Pioneer
                                                                      Investment Management Shareholder
                                                                      Services, Inc. since October 2001;
                                                                      President and a Director of Pioneer
                                                                      and Pioneer International
                                                                      Corporation since October 2001;
                                                                      Executive Vice President of all of
                                                                      the Pioneer Funds since October
                                                                      2001; President of Fidelity
                                                                      Private Wealth Management
                                                                       Group from 2000 through October
                                                                      2001; and Executive Vice President
                                                                      -- Distribution and Marketing of
                                                                      Fidelity Investments Institutional
                                                                      Services and Fidelity Investments
                                                                      Canada Ltd. prior to 2000

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

INDEPENDENT TRUSTEES

                                             TERM OF OFFICE/LENGTH    PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      POSITION HELD     OF SERVICE               FIVE YEARS                           HELD
Mary K.Bush (53)           Trustee           Trustee since 2000.      President,Bush & Co. (international  Director and/or
4201 Cathedral                               Serves until             financial advisory firm)             Trustee of Brady
Avenue,NW,                                   retirement or removal.                                        Corporation (industrial
Washington, DC, 20016                                                                                      identification  and
                                                                                                           specialty coated material
                                                                                                           products manufacturer),
                                                                                                           Mastec Inc.
                                                                                                           (communications and
                                                                                                           energy infrastructure),
                                                                                                           Mortgage Guaranty
                                                                                                           Insurance Corporation,
                                                                                                           R.J.Reynolds Tobacco
                                                                                                           Holdings,Inc (tobacco)
                                                                                                           and Student Loan
                                                                                                           Marketing Association
                                                                                                           (secondary marketing of
                                                                                                           student loans)

Richard                    Trustee           Trustee since 1995.      Alexander Graham Bell Professor of   None
H.Egdahl,M.D.(75)                            Serves until             Health Care Entrepreneurship,Boston
Boston University                            retirement or removal.   University; Professor of Management,
Healthcare                                                            Boston University School of
Entrepreneurship                                                      Management; Professor of Public
Program,                                                              Health, Boston University School
53 Bay State Road,                                                    of Public Health; Professor
Boston, MA 02215                                                      of Surgery,Boston University
                                                                      School of Medicine; University
                                                                      Professor, Boston University

Margaret B.W.Graham (54)   Trustee           Trustee since 2000.      Founding Director, The Winthrop      None
1001 Sherbrooke                              Serves until             Group,Inc. (consulting firm);
Street West,                                 retirement or removal.   Professor of Management, Faculty of
Montreal, Quebec, Canada                                              Management, McGill University

Marguerite A.Piret (53)    Trustee           Trustee since 1995.      President,Newbury,Piret &            Director, Organogenesis
One Boston                                   Serves until             Company,Inc. (merchant banking firm) Inc. (tissue engineering
Place,26th Floor,                            retirement or removal.                                        company)
Boston, MA 02108

Stephen K.West (73)        Trustee           Trustee since 1995.      Of Counsel,Sullivan &  Cromwell      Director,Dresdner RCM
125 Broad Street,                            Serves until             (law firm)                           Global Strategic Income
New York, NY 10004                           retirement or removal.                                        Fund,Inc.and The Swiss
                                                                                                           Helvetia Fund,Inc.
                                                                                                           (closed-end investment
                                                                                                           companies), AMVESCAP PLC
                                                                                                           (investment managers) and
                                                                                                           First ING Life Insurance
                                                                                                           Company of New York

John Winthrop (65)         Trustee           Trustee since 2000.      President,John Winthrop & Co.,Inc.   Director of NUI
One North Adgers Wharf                       Serves until             (private investment firm)            Corp.(energy sales,
Charleston, SC 29401                         retirement or removal.                                        services and
                                                                                                           distribution)

FUND OFFICERS


                                             TERM OF OFFICE/LENGTH    PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      POSITION HELD     OF SERVICE               FIVE YEARS                           HELD
Joseph P. Barri (55)       Secretary         Since 1994.              Partner, Hale and Dorr, LLP;         None
                                             Serves at the            Secretary of each Pioneer fund
                                             discretion of  Board.

Dorothy E. Bourassa (54)   Assistant         Since 2000. Serves at    Secretary of PIM-USA: Senior Vice    None
                           Secretary         the discretion of Board. President-Legal of Pioneer; and
                                                                      Secretary/Clerk of most of PIM-USA's
                                                                      subsidiaries since October 2000;
                                                                      Assistant Secretary of all of the
                                                                      Pioneer Funds since November 2000;
                                                                      Senior Counsel, Assistant Vice
                                                                      President and Director of Compliance
                                                                      of PIM-USA from April 1998 through
                                                                      October 2000; Vice President and
                                                                      Assistant General Counsel, First
                                                                      Union Corporation from December 1996
                                                                      through March 1998

Vincent Nave (56)          Treasurer         Since 2000. Serves at    Vice President-Fund Accounting and   None
                                             the discretion of Board. Custody Services of Pioneer
                                                                      (Manager from September 1996 to
                                                                      February 1999); and Treasurer of
                                                                      all of the Pioneer Funds (Assistant
                                                                      Treasurer from June 1999 to November
                                                                      2000)

Luis I. Presutti (36)      Assistant         Since 2000. Serves at    Assistant Vice President-Fund        None
                           Treasurer         the discretion of Board. Accounting, Administration and
                                                                      Custody Services of Pioneer (Fund
                                                                      Accounting Manager from 1994 to
                                                                      1999); and Assistant Treasurer of
                                                                      all of the Pioneer Funds since
                                                                      November 2000

John F. Daly III (36)      Assistant         Since 2000. Serves at    Global Custody and Settlement        None
                           Treasurer         the discretion of Board. Division Manager of PIM-USA; and
                                                                      Assistant Treasurer of all of the
                                                                      Pioneer Funds since November 2000

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